COLUMBIA FUNDS SERIES TRUST I

Columbia Balanced Fund

(the “Fund”)

Supplement dated February 2, 2011 to the Prospectuses

dated January 1, 2011, as supplemented

1.	Investment Adviser and Portfolio Manager(s). The section subtitled “Investment Adviser and Portfolio Manager(s) – Portfolio Managers” in the prospectuses for the Fund is replaced in its entirety with the following:

Portfolio Managers

Leonard A. Aplet, CFA

Co-manager. Service with the Fund since 1991.

Brian Lavin, CFA

Co-manager. Service with the Fund since 2010.

Gregory S. Liechty

Co-manager. Service with the Fund since 2011.

Guy W. Pope, CFA

Co-manager. Service with the Fund since 1997.

Ronald B. Stahl, CFA

Co-manager. Service with the Fund since 2005.

2.	Portfolio Managers. The section titled “Management of the Fund – Primary Service Providers – Portfolio Managers” in the prospectuses for the Fund is replaced in its entirety with the following:

Information about the Adviser’s portfolio managers who are primarily responsible for overseeing the Fund’s investments is shown in the table below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund.

Mr. Pope is responsible for selecting the securities within the equity portion of the Fund. Mr. Aplet, Mr. Lavin, Mr. Liechty and Mr. Stahl are jointly responsible for determining the sector emphasis and securities within the fixed income allocation of the Fund.

Leonard A. Aplet, CFA

Co-manager. Service with the Fund since 1991.

Portfolio Manager of the Adviser. From 1987 until joining the Adviser in May 2010, Mr. Aplet was associated with the Fund’s previous investment adviser or its predecessors as an investment professional. Mr. Aplet began his investment career in 1978 and earned a B.S. from Oregon State University and an M.B.A. in finance from the University of California at Berkeley.

Brian Lavin, CFA

Co-manager. Service with the Fund since 2010.

Portfolio Manager of the Adviser. Associated with the Adviser as an investment professional since 1994. Mr. Lavin began his investment career in 1986 and earned an M.B.A. from the University of Wisconsin – Milwaukee.

Gregory S. Liechty

Co-manager. Service with the Fund since 2011.

Portfolio Manager of the Adviser. From 2005 until joining the Adviser in May 2010, Mr. Liechty was associated with the Fund’s previous investment adviser or its predecessors as an investment professional. Mr. Liechty began his investment career in 1995 and earned a B.A. and an M.B.A. from the University of North Florida.

Guy W. Pope, CFA

Co-manager. Service with the Fund since 1997.

Portfolio Manager of the Adviser. From 1993 until joining the Adviser in May 2010, Mr. Pope was associated the Fund’s previous investment adviser or its predecessors as an investment professional. Mr. Pope began his investment career in 1993 and earned a B.A. from Colorado College and an M.B.A. from Northwestern University.

Ronald B. Stahl, CFA

Co-manager. Service with the Fund since 2005.

Portfolio Manager of the Adviser. From 1998 until joining the Adviser in May 2010, Mr. Stahl was associated with the Fund’s previous investment adviser or its predecessors as an investment professional. Mr. Stahl began his investment career in 1998 and earned a B.S. from Oregon State University and an M.B.A. from Portland State University.

Shareholders should retain this Supplement for future reference.

C-1386-2 A (2/11)